                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  May 14, 1999
--------------------------------------------------------------------------------


                        Arch Communications Group, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


           0-23232                                     31-1358569
---------------------------------      -----------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


            1800 West Park Drive, Suite 250, Westborough, MA  01581
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)            (Zip Code)


                                (508) 870-6700
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On May 11, 1999, the Board of Directors of Arch Communications Group,
Inc., a Delaware corporation (the "Company"), approved an amendment (the "Amendment") to the Rights Agreement, dated as of October 13, 1995, as amended on June 29, 1998, August 18, 1998 and September 3, 1998 (the "Rights Agreement"), modifying the definition of "Exempted Person" as defined in Section 1(ii) of the Rights Agreement.

     The description and terms of the Amendment are set forth in Amendment No. 4, dated May 14, 1999, to the Rights Agreement between the Company and The Bank of New York, as Rights Agent, attached hereto as Exhibit 4.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          See Exhibit Index attached hereto.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 20, 1999          ARCH COMMUNICATIONS GROUP, INC.


                              By:  /s/ J. Roy Pottle
                                   _____________________________________
                                   Name:   J. Roy Pottle
                                   Title:  Executive Vice President and
                                              Chief Financial Officer

                                 Exhibit Index

Exhibit No.      Description
-----------      -----------

    4.1 Amendment No. 4, dated May 14, 1999, to the Rights Agreement, dated as of October 13, 1995, as amended on June 29, 1998, August 18, 1998 and September 3, 1998, between the Company and The Bank of New York, as Rights Agent